UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2016

PRACO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-169802	27-1497347
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90122 Hoey Road Chapel Hill, NC 27517
(Address of principal executive offices)

(919) 889-9461
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 30, 2016, the board of directors (the “Board”) of Praco Corporation (the “Company”) dismissed Liggett and Webb P.A. (f/k/a Liggett, Vogt & Webb, P.A.) (“LVW”), as the Company’s independent registered public accounting firm.

LVW’s report on the financial statements for the fiscal years ended June 30, 2015 and June 30, 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle other than the substantial doubt that the Company would continue as a going concern. The reports of LVW were prepared on a going concern basis but the Company’s recurring losses from operations and negative cash flows from operating activities raise substantial doubt about its ability to continue as a going concern.

During the fiscal years ended June 30, 2015 and June 30, 2014, and in the subsequent interim periods through September 30, 2016, the date of dismissal of LVW, there were no disagreements between the Company and LVW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LVW, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended June 30, 2015 and June 30, 2014, and in the subsequent interim period through September 30, 2016, the date of dismissal of LVW, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to LVW and requested LVW to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not LVW agrees with the above disclosures. A copy of LVW’s letter, dated October 10, 2016, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective as of June 1, 2016, the Board approved the engagement of Friedman LLP (“Friedman”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended June 30, 2015, and the subsequent interim period prior to the engagement of Friedman, the Company has not consulted Friedman regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Liggett and Webb P.A., dated October 10, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRACO CORPORATION

Date: October 12, 2016	By:	/s/ R. Scott Williams
R. Scott Williams
Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Secretary (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

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